                                                                  Exhibit 10.12
Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by [* * * *], have been separately filed with the Commission.


           KNIGHT-RIDDER INFORMATION, INC. AND TELEBASE SYSTEMS, INC.

                               DISCOUNT AGREEMENT

                                    1995-1996

TERM:

The term of this Agreement shall be for two years beginning at 12:01 a.m. January 1, 1995 and ending 11:59 p.m. December 31, 1996.

USE OF THE DIALOG SERVICE BY TELEBASE:

Subject to any necessary permissions, approvals or restrictions from owners of databases, Telebase Systems, Inc. will have access to the full services available on the DIALOG Service.

CHARGES & FEES -- 1995:

Open Access:

Telebase Systems, Inc. agrees to pay Knight-Ridder Information, Inc. the sum of $[* * * *] paid in 12 equal monthly installments, for connect time charges, view fee charges, usage of DIALMAIL and telecommunication charges associated with access to the DIALOG Service. There will be a [* * * *]% cap on related usage. Thus, if such usage exceeds $[* * * *] at retail prices, Telebase will receive a [* * * *]% discount on all usage exceeding the [* * * *]% cap.

Output Charges:

Output will be available via a four tiered discount structure. Appendix A delineates which files are within which tier. Telebase Systems, Inc. agrees to pay Knight-Ridder Information, Inc. output data charges according to the following discount schedule:

                           Green Files                [* * * *]
                           Yellow Files               [* * * *]
                           Red Files                  [* * * *]
                           D&B Files                  [* * * *]

CHARGES & FEES -- 1996:

No later than November 1, 1995, Telebase Systems, Inc. and Knight-Ridder Information, Inc. will determine which of two pricing/discount structures will be invoked effective January 1, 1996 through December 31, 1996.

The two options are:

EITHER: a similar structure to that in force for 1995 (open access and discounted tiered output):

OR: full output based pricing, with no charges for the open access components.

It is herewith understood that, if the open access option is selected, associated fees will be increased by [* * * *] over the 1995 billings [* * * *]. If full output based pricing is preferred, output charges will be increased to offset the elimination of the access charge costs.

It is also is understood that the discount schedule for 1996 will be at least equivalent to the 1995 schedule provided Telebase's business volume in 1995 is higher than 1994.

EXCLUSIONS:

Charges associated with applicable taxes, as well as use of DIALOG.ERA, Knight-Rider SourceOne, Knight-Ridder OnDisc, DIALOG Alerts and private telecommunications access are specifically excluded from the terms of this Agreement.

PAYMENT TERMS:

Invoices are payable within 60 days. Failure to comply will justify forfeiture of output discount for the delinquent period. For invoices unpaid beyond 60 days, Telebase will be provided with a notice of delinquency and given 15 days from date of said notice to remedy the delinquency by making the required payment. After two delinquencies in any 12 month period, no notice is required to invoke the aforementioned forfeiture of discount.

AMENDMENT TO EXISTING AGREEMENT:

This document, once countersigned by representatives of both parties, will be deemed as an amendment to that preexisting Agreement dated as of 12/7/87 and any successor documents. When taken together, the preexisting documents constitute one and the same contractual agreement. It is acknowledged that, on and after January 3, 1995, Dialog Information Services, Inc. became Knight-Ridder Information, Inc.


Bruce Johnson                                    Hal Espo
Vice President & Chief Financial Officer         Director, National Resellers
Telebase Systems, Inc.                           Knight-Ridder Information, Inc.

January 25, 1995

                                   APPENDIX A

FILE LIST

Printed 12/19/94 15:00 (& FILE_LIST)
 . . select files+

___ 000 PARKING FILE
___ 001 ERIC
___ 002 INSPEC (1969+)
___ 003 INSPEC (1969-1982)
___ 004 INSPEC (1983+)
___ 005 BIOSIS PREVIEWS
___ 006 NTIS 1964-1993
___ 007 SOCIAL SCISEARCH
___ 008 COMPENDEX PLUS
___ 009 AIM/ARM                                          R90
___ 010 AGRICOLA
___ 011 PSYCINFO
___ 012 INSPEC                                           R92
___ 013 INSPEC                                           R92
___ 014 ISMEC
___ 015 ABI/INFORM
___ 016 PTS PROMT
___ 017 PTS ANNUAL REPORT ABS
___ 018 PTS F&S INDEXES 1979+
___ 019 CHEMICAL INDUSTRY NOTES
___ 020 FEDERAL INDEX
___ 021 NCJRS
___ 022 EMPL BENEFIT INFO
___ 023 CLAIMS/U.S. PATENTS
___ 024 CLAIMS/U.S. PATENTS
___ 025 CLAIMS/U.S. PATENTS
___ 026 FOUNDATION DIRECTORY
___ 027 FOUNDATION GRANTS INDEX
___ 028 OCEANIC ABS
___ 029 METEOROLOGICAL & GEOASTROPHYSICAL AB
___ 030 ASIA-PACIFIC
___ 032 METADEX
___ 033 ALUMIN INDUSTRY ABS
___ 034 SCISEARCH CURRENT
___ 035 DISSERTATION ABS
___ 036 LINGUISTICS & LANGUAGE BEHAVIOR ABS
___ 037 SOCIOLOGICAL ABS
___ 038 AMERICA: HISTORY & LIFE
___ 039 HISTORICAL ABS
___ 040 ENVIROLINE
___ 041 POLLUTION ABS
___ 042 PARMACEUT NEWS INDEX
___ 043 HEALTH NEWS DAILY
___ 044 AQUATIC SCIENCES ABS
___ 045 APTIC
___ 046 A-V ONLINE
___ 047 MAGAZINE INDEX

FILE LIST

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 . . select files+

___ 048 SPORT DATABASE
___ 049 PAIS INTL
___ 050 CAB ABSTRACTS
___ 051 FOOD SCI & TECH ABS
___ 052 TSCA INITIAL INVENTORY
___ 053 CAB ABS 1972-1983
___ 054 EXCEPTIONAL CHILD EDUCATION RES                  R93
___ 055 BIOSIS PREVIEWS
___ 056 MODERN ART BIBLIOGRAPHIES
___ 057 PHILOSPHER'S INDEX
___ 058 GEOARCHIVE
___ 059 FROST & SULLIVAN DM2
___ 060 CRIS
___ 061 LISA
___ 062 SPIN
___ 063 TRIS
___ 064 CHILD ABUSE & NEGLECT R94
___ 065 SSIE
___ 066 GP0 MONTHLY CATALOG
___ 067 WORLD TEXTILES
___ 068 ENVIRONMENTAL BIBL
___ 069 ENERGYLINE
___ 070 SEDBASE
___ 071 M.L.A. BIBLIOGRAPHY
___ 072 EMBASE
___ 073 EMBASE
___ 074 INTL PHARMACEUTICAL ABS
___ 075 MANAGEMENT CONTENTS
___ 076 LIFE SCIENCES COLLECTION
___ 077 CONFERENCE PAPERS INDEX
___ 078 DIALOG SRC1 ENGNG
___ 079 FOODS ADLIBRA
___ 080 PTS AEROSPACE DEFENSE MKTS & TECH
___ 081 PTS US FORECASTS
___ 082 PTS US TIME SERIES
___ 083 PTS INTL FORECASTS
___ 084 PTS INTL TIME SERIES
___ 085 GRANTS
___ 086 MENTAL HEALTH ABS
___ 087 PETROLEUM EXPLORATION                            R92
___ 088 ACADEMIC INDEX
___ 089 GEOREF
___ 090 FOREIGN TRADE & ECONOMICS ABS
___ 091 P0PULATION BIBLIOGRAPHY
___ 092 IHS INTL STDS & SPECS
___ 093 US POLITICAL SCIENCE DOCUMENTS
___ 094 SCISEARCH 1978-1980                              R92
___ 095 RAPRA
___ 096 FLUIDEX

FILE LIST

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 . . select files+

___ 097 MUSIC LITERATURE INTL (RILM)
___ 098 PTS F&S INDEXES 1972-1978
___ O99 WELDASEARCH
___ 100 DISCLOSURE II
___ 101 CIS
___ 102 ASI
___ 103 ENERGY SCI TECH
___ 104 ENERGY SCI T 74-82                                   R91
___ 105 FOREIGN TRADERS INDEX                                R89
___ 106 TRADE OPPORTUNITIES
___ 107 TRADE OPPORTUNITIES WEEKLY
___ 108 AEROSPACE DATABASE
___ 109 NUCLEAR SCIENCE ABS
___ 110 AGRICOLA 1970-1978
___ 111 NATIONAL NEWSPAPER
___ 112 AQUACULTURE
___ 113 STANDARDS & SPECS
___ 114 ENCYCLOPEDIA OF ASSOCIATIONS
___ 115 RESRCH CTRS & SVC
___ 116 TRADE NAMES
___ 117 WATER RESOURCES ABS
___ 118 NONFERROUS METALS
___ 119 TEXTILE TECHNOLOGY DIGEST
___ 120 U.S. COPYRIGHTS
___ 121 BRITISH EDUCATION INDEX
___ 122 HARVARD BUSINESS REVIEW
___ 123 CLAIMS/REASSIGN
___ 124 CLAIMS/REFERENCE
___ 125 CLAIMS/U. S. PATENTS
___ 126 TRADEMARKSCAN-U.K.
___ 127 TRADEMARKSCAN-CANADA
___ 128 PHARMAPROJECTS
___ 129 PHARMACEUTICAL & HEALTH CARE INDUSTR
___ 130 PHARACEUTICAL & HEALTH CARE INDUSTR
___ 132 STANDARD & POOR'S DAILY NEWS
___ 133 STANDARD & POOR'S CORPORATE DESCRIPT
___ 134 STANDARD & POOR'S DAILY NEWS
___ 135 CONG RECORD ABS
___ 136 FED REGISTER ABS
___ 137 BOOK REVIEW INDEX
___ 138 CHEMICAL EXPOSURE
___ 139 ECONOMIC LIT
___ 140 UNLISTED DRUGS
___ 141 MARTINDALE ONLINE
___ 142 CURRENT TECHNOLOGY INDEX
___ 144 PASCAL
___ 145 WASHINGTON PRESSTEXT
___ 146 WASHINGTON POST
___ 147 WASHINGTON POST BACKFILE

FILE LIST

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 . . select files+

___ 148 TRADE & INDUSTRY INDEX
___ 149 HEALTH PERIODICALS
___ 150 LEGAL RESOURCE INDEX
___ 151 HEALTH PLANNING
___ 152 MEDLINE 1966-1974
___ 153 MEDLINE 1975-1984
___ 154 MEDLINE 1985-1993
___ 155 MEDLINE 1966-1993
___ 156 TOXLINE
___ 157 AIDSLINE
___ 158 DIOGENES HEALTH CARE REGULATORY INFO
___ 159 CANCERLIT
___ 160 SMOKING & HEALTH                                 R94
___ 161 OCCUP SAFETY HEALTH
___ 162 CAREER PLACEMENT REGISTRY                        R94
___ 163 AGELINE
___ 164 COFFELINE                                        R94
___ 165 EVENTLINE
___ 166 GPO/PUBLICATIONS REFERENCE FILE
___ 167 WORLD AFFAIRS REPORT
___ 168 INSURANCE ABS
___ 169 INSURANCE PERIODICALS INDEX
___ 170 ONLINE/CD-ROM NEWS                               R93
___ 171 CRIMINAL JUSTICE PERIODICALS INDEX
___ 172 EMBASE 1980-1981                                 R91
___ 173 EMBASE 1974-1979                                 R91
___ 174 CHEMICAL REGULATIONS & GUIDELINES
___ 175 QUOTATIONS DATABASE
___ 176 ONTAP ART LITERATURE INTL
___ 177 ONTAP SOCIOLOGICAL ABS
___ 178 GETTY A.H.I.P.
___ 179 THE ARCHITECTURE DATABASE
___ 180 ACADEMIC AMERICAN ENCYCLO                        R90
___ 181 KALEIDOSCOPE
___ 182 EVERYMAN'S ENCYCLOPEDIA
___ 183 EXPERTNET                                        R93
___ 184 WASHINGTON POST INDEX                            R91
___ 185 ZOOLOGICAL RECORD
___ 186 SCIS-ARC 1974-1977                               R92
___ 187 FDC REPORTS
___ 188 HLTH DEVICES SRCBK
___ 189 INDUSTRY DATA SOURCES
___ 190 RELIGION INDEX
___ 191 ART LITERATURE INTL
___ 192 DECISION RESOURCES
___ 194 COMM BUS DAILY
___ 195 COMM BUS DAILY
___ 196 FINDEX
___ 197 CHEMLAW

FILE LIST

Printed 12/19/94 15:00 (& FILE_LIST)
 . . select files+

___ 198 HLTH DEVICES ALERTS
___ 199 ONTAP TAX NOTES TODAY                        R93
___ 200 DIALOG PUBLICATIONS
___ 201 ONTAP ERIC
___ 202 INFO SCIENCE ABS
___ 203 AGRIS
___ 204 ONTAP CA SEARCH
___ 205 ONTAP BIOSIS PREVIEWS
___ 206 ONTAP NTIS
___ 207 ONTAP SOCIAL SCISEARCH
___ 208 ONTAP EI COMPENDEX PLUS
___ 209 INTL LISTING SVC
___ 210 ONTAP AGRICOLA
___ 211 NEWSEARCH
___ 212 ONTAP PSYCINFO
___ 213 ONTAP INSPEC
___ 214 PETERSON'S COLLEGE DATABASE
___ 215 ONTAP ABI INFORM
___ 216 ONTAP PTS PROMT
___ 217 NEW FILE
___ 218 NURSING
___ 219 CLINICAL ABS                                 R91
___ 220 CLAIMS/CITATION
___ 221 CLAIMS/CITATION
___ 222 CLAIMS/CITATION
___ 223 CLAIMS/UNITERM 1950-1970
___ 224 CLAIMS/UNITERM
___ 225 CLAIMS/UNITERM
___ 226 TRADEMARRSCAN-U.S. FED
___ 227 BRITISH OFFICIAL PUBLICATIONS                R93
___ 228 BRITISH OFFICIAL PUBLICATIONS (NON-H
___ 229 DRUG INFORMATION FULLTEXT
___ 230 COMPUTER READABLE DATABASES
___ 231 ONTAP CHEMSEARCH
___ 232 INTL SOFTWARE DIRECTORY
___ 233 MICROCOMPUTER ABSTRACTS
___ 234 MARQUIS WHO'S WHO
___ 235 PEOPLEBANK
___ 236 AMERICAN MEN & WOMEN OF SCIENCE
___ 237 SOFT ONLINE MICROCOMPUTER S/W GUIDE
___ 238 SUPERTECH                                    R93
___ 239 MATHSCI
___ 240 PAPERCHEM (NONSUB)
___ 241 EPRI
___ 242 CLAIMS/COMPOUND
___ 243 LABORLAW II
___ 244 LABORLAW I
___ 245 WATERNET
___ 246 TRADEMARKSCAN-STATE

FILE LIST

Printed 12/19/94 15:00 (& FILE_LIST)
 . . select files+

___ 247 ONTAP MAGAZINE INDEX
___ 248 PIRA
___ 249 PROMPT TEST                                  R94
___ 250 ONTAP CAB ABS
___ 251 ONTAP FSTA
___ 252 PACKAGING SCI&TECH
___ 253 ONTAP INPADOC/FAM & LGL STATUS
___ 254 ONTAP MEDLINE
___ 255 ONTAP ARTS & HUMANITIES SEARCH
___ 256 SOFTBASE: REVIEWS, COMPANIES & PRODU
___ 257 APIBIZ
___ 258 ASSOCIATED PRESS
___ 259 AP NEWS (BACKFILE)
___ 260 UPI NEWS (BACKFILE)
___ 261 UPI NEWS (CURRENT)
___ 262 CANADIAN BUSINESS & CURRENT AFFAIRS
___ 263 BOSTON GLOBE TEST                            R94
___ 264 ABI / INFORM TEST                            R94
___ 265 FED RES IN PROGRESS
___ 266 FED RES IN PROGRESS
___ 267 BUSINESS DATELINE TEST                       R94
___ 268 FINANCIAL INDUSTRY INFO SVC
___ 269 MATERIALS BUSINESS
___ 270 SOVIET SCIENCE & TECHNOLOGY
___ 271 CONSUMER DRUG INFORMATION FULLTX             R93
___ 272 ONTAP EMBASE
___ 273 PETERSONS GRADLINE
___ 275 COMPUTER DATABASE
___ 276 ONTAP D&B MKT IDENTIFIERS
___ 277 ONTAP INVESTEXT
___ 278 MICROCOMPUTER SOFT
___ 279 ONTAP CLAIMS
___ 280 ONTAP DERWENT WORLD PATENTS INDX
___ 281 ONTAP PTS MARS
___ 282 ONTAP AEROSPACE DATABASE
___ 284 IRS TAXINFO                                  R89
___ 285 BIOBUSINESS
___ 286 BIOCOMMERCE DATA
___ 287 BIOGRAPHY MASTER INDEX
___ 288 BIOGRAPHY MASTER INDEX, LJ-Z
___ 289 ONTAP DMS CONTRACT AWARDS
___ 290 ONTAP DIALINDEX
___ 291 FAMILY RESOURCES
___ 292 GEOBASE
___ 293 ENG MATERIALS ABS
___ 294 ONTAP SCISEARCH
___ 295 WORLD TRANSLATIONS INDEX
___ 296 ONTAP TRADEMARKSCAN-U.S. FED
___ 297 BIBLE (KING JAMES VERSION)

FILE LIST

Printed 12/19/94 15:00 (& FILE_LIST)
 . . select files+

___ 299 MAGILL'S SURVEY OF CINEMA
___ 300 CHEMZERO                                     R90
___ 301 CHEMNAME
___ 302 KIRK OTHMER ONLINE
___ 303 C&H CHEM DATABASE
___ 304 MERCK INDEX ONLINE
___ 305 ANALYTICAL ABS
___ 306 AGROCHEMICALS HNDBK
___ 308 CA SEARCH 1967-1971
___ 309 CA SEARCH 1972-1976
___ 310 CA SEARCH 1977-1981
___ 311 CA SEARCH 1982-1986
___ 312 CA SEARCH 1987-1991
___ 313 CA SEARCH 1992
___ 315 CHEMENG & BIOT ABS
___ 316 EUR DIR OF AGROCHM
___ 317 CHEM SAFETY NEWSBASE
___ 318 CHEMPLANT PLUS
___ 319 CHEM BUS NEWSBASE
___ 320 CA SEARCH 1977-1979                          R86
___ 321 PLASPEC MATERIALS
___ 322 POLYMER ONLINE
___ 323 RAPRA ABS
___ 324 IFI COMPREHENSIVE DBASE                      R88
___ 325 IFI COMPREHENSIVE DBASE                      R88
___ 328 CHEMSTATS
___ 329 CHEMSIS 1972-1976                            R90
___ 330 CHEMSIS 1977-1981                            R90
___ 331 CHEMSIS 1982-1986                            R90
___ 332 CHEMSSIS 1987+                               R90
___ 335 CERAMIC ABS
___ 336 REG OF TOXIC EFF
___ 337 CHEMTOX ONLINE
___ 340 CLAIMS/U.S. PATENTS
___ 341 CLAIMS/UNITERM
___ 342 COMPREHENSIVE CLAIMS                         R88
___ 344 CHINESE PATENT ABS
___ 345 INPADOC/FAMILY & LS
___ 346 INPAD0C FAMILY WEEKLY
___ 347 JAPIO
___ 348 EUROPEAN PATENT
___ 350 WPI
___ 351 WPIL
___ 353 APIPAT
___ 354 APILIT
___ 357 BIOTECHNOLOGY ABS
___ 358 CURR BIOTECH ABS
___ 359 CHEMICAL ECONOMICS
___ 360 FINE CHEMICALS DATABASE

FILE LIST

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 . . select files+

___ 375 DRUG REGISTRY
___ 376 DRUG FILE 64-82
___ 377 DRUG FILE 83-PRES
___ 378 CHEMPLANT PLUS                                   R93
___ 383 ONTAP APIPAT
___ 385 ONTAP ANALYTICAL ABS
___ 386 ONTAP KIRK-OTHMER ONLINE
___ 389 ONTAP BEILSTEIN
___ 390 BEILSTEIN ONLINE
___ 398 CHEMSEARCH
___ 399 CA SEARCH 1967+
___ 400 KI DIALMAIL
___ 401 DIALOG DIALMAIL
___ 405 DIALOG HOMEBASE
___ 409 PAUSE
___ 410 CHRONOLOG NEWSLETTER
___ 411 DIALINDEX (TM)
___ 413 PRODUCT NAME FINDER
___ 414 DIALOG JOURNAL NAME INDEX
___ 415 DIALOG BLUESHEETS
___ 416 COMPANY NAME FINDER
___ 421 REMARC PRE-1900 AND UNDATED
___ 422 REMARC 1900-1939
___ 423 REMARC 1940-1959
___ 424 REMARC 1960-1963
___ 425 REMARC 1970+
___ 426 LC MARC - BOOKS
___ 427 LC MARC PRE-1980
___ 430 BRITISH BOOKS IN PRINT
___ 431 REMARC PRE-1900 & UNDATED (MARC TAG
___ 432 SCISEARCH 1974-1979                              R92
___ 433 SCISEARCH 1980-1986                              R92
___ 434 SCISEARCH FULL
___ 435 REMARC 1970+ (MARC TAG DISPLAY)
___ 436 LC MARC (MARC TAG DISPLAY)
___ 437 (RESERVED FOR ISI)
___ 438 (RESERVED FOR ISI)
___ 439 ARTS AND HUMANITIES SEARCH
___ 440 CURRENT CONTENTS
___ 441 CATLINE
___ 442 AMERICAN MED ASSOC JRNLS
___ 444 NEW ENGLAND JOURNAL OF MEDICINE ONLI
___ 445 IMSWORLD R&D FOCUS
___ 446 IMSWORLD NPL
___ 447 IMS PATENTS INTL
___ 449 IMS COMPANY PROFILES
___ 450 PUBLISHERS, DISTRIBUTORS, WHOLESALER
___ 451 GALE PUBLISHERS DIRECTORY
___ 455 DRUG NEWS & PERS

FILE LIST

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 . . select files+

___ 456 NME EXPRESS
___ 460 AMERICAN LIBRARY DIRECTORY
___ 465 ARAB INFORMATION BANK
___ 466 INFO-SOUTH
___ 46B KI POLL (REFR8)
___ 469 GALE DB PUB & MEDIA
___ 470 BOOKS IN PRINT
___ 475 WASHINGTON PRESSTEXT
___ 479 COMPANY INTELLIGENCE
___ 480 ULRICH'S INT'L PERIODICALS DIRECTORY
___ 481 DELPHES EUROP BUS
___ 484 NEWSPAPER & PERIOD
___ 485 ACCOUNTING & TAX
___ 490 EXTEL
___ 491 CANCORP CANADIAN CORPORATIONS
___ 492 ARIZONA NEWSPAPERS
___ 493 SEATTLE TIMES
___ 494 ST LOUIS POST DISPATCH
___ 495 COLUMBUS DISPATCH
___ 496 SACRAMENTO BEE
___ 497 FT LAUDERDALE NEWS
___ 498 DETROIT FREE PRESS
___ 499 NEWARK STAR LEDGER
___ 500 EXTEL INTL FINANCIAL CARDS
___ 501 EXTEL INTL NEWS CARDS
___ 502 TEIKOKU DATABANK
___ 503 ELECTRONIC YELLOW PGS WHOLESALERS
___ 504 ELECTRONIC YELLOW PGS RETAILERS
___ 505 FBR ASIAN COMPANIES
___ 506 ELECTRONIC YELLOW PGS RETAILERS
___ 507 ELECTRONIC YELLOW PGS CONSTRUCTION
___ 508 ELECTRONIC YELLOW PGS BUSINESS SVC
___ 509 ELECTRONIC YELLOW PGS BUSINESS SVC
___ 510 ELECTRONIC YELLOW PGS MANUFACTURERS
___ 511 THE EDUCATIONAL DIRECTORY                        R92
___ 513 CORPORATE AFFILIATIONS
___ 514 DUNS BUSINESS UPDT
___ 515 DUNS ELECTRONIC BUSINESS DIR
___ 516 DMI
___ 517 MILLION DOLLAR DIR
___ 518 INTL DMI
___ 519 DUNS FINANCIALS
___ 520 CANADIAN DMI
___ 521 EUROPEAN DMI
___ 522 ASIA/PACIFIC DMI
___ 526 STANDARD & POOR'S
___ 527 STANDARD & P00R'S
___ 529 HOPPENSTEDT
___ 531 AMER BUS DIR

FILE LIST

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 . . select files+

___ 532 AMER BUS 20 PLUS
___ 535 THOMAS REGISTER ONLINE
___ 536 THOMAS NEW INDUSTRIAL PRODUCTS                   R93
___ 537 THOMAS REGIONAL INDUSTRIAL SUPPLIERS
___ 540 DISCLOSURE/SPECTRM
___ 541 SEC ONLINE, INC
___ 542 SEC ONLINE, INC
___ 543 SEC ONLINE, INC
___ 544 SEC ONLINE, INC
___ 545 INVESTEXT
___ 546 MEDIA GENERAL
___ 547 TRW CREDIT PROFILE
___ 548 CHARLES E. SIMON
___ 549 THE INVEST/NET GROUP
___ 550 IDD INFORMATION                                  R93
___ 551 SDC WORLDWIDE M&A
___ 555 MOODY'S
___ 556 MOODY'S CORPORATE NEWS U.S.
___ 557 MOODY'S CORPORATE NEWS INTL
___ 559 DIALOG / MONEYCENTER
___ 560 FINANCIAL TIMES ABS
___ 561 ICC BRITISH COMPANY DIRECTORY
___ 562 ICC BRITISH FNCLS
___ 563 ICC INTL BUSINESS RESEARCH
___ 564 ICC BRITISH COMPANY ANNUAL RPTS
___ 565 CHASE ECONOMETRICS
___ 570 PTS MARS
___ 571 PIERS EXPORTS CRNT
___ 572 PIERS EXPORTS BKFL
___ 573 PIERS IMPORTS CRNT
___ 574 PIERS IMPORTS BKFL
___ 575 DONNELLEY DEMOGRAPHICS
___ 580 CENDATA
___ 581 AGRIBUSINESS USA
___ 582 JAPAN TECHNOLOGY
___ 583 GLOBALBASE
___ 584 BIDNET - HISTORICAL
___ 585 BIDNET - CURRENT
___ 587 JANE'S DANA
___ 588 DMS/FI CONTRACT AWARDS
___ 589 DMS/FI MARKET INTELLIGENCE RPTS
___ 590 KOMPASS EUROPE
___ 591 KOMPASS UK
___ 592 KOMPASS ASIA/PACIFIC
___ 594 KOMPASS CANADA
___ 595 OAG
___ 596 QUOTES
___ 597 IDD TRADELINE
___ 598 D&B REPORT GATEWAY

FILE LIST

Printed 12/19/94 15:00 (& FILE_LIST)
 . . select files+

___ 599 D&B OAG
___ 600 MCGRAW-HILL NEWS
___ 601 PTS RBN
___ 602 PTS PROMT DAILY
___ 603 NEWSPAPER ABS
___ 604 PERIODICAL ABSTRACTS
___ 609 KNIGHT RIDDER FIN
___ 610 BUSINESSWIRE
___ 611 REUTERS
___ 612 KYODO NEWS INTL
___ 613 PR NEWSWIRE
___ 614 AGENCE FRANCE PRES
___ 615 AGENCE FRANCE PRES
___ 616 PREDICASTS
___ 620 NOVOSTI SUMMIT
___ 621 PTS NPA/PLUS
___ 622 FINANCIAL TIMES FT
___ 623 CLAIMS 23/CHEM 1950-1962
___ 624 MCGRAW-HILL PUBLICATIONS
___ 625 AMERICAN BANKER
___ 626 THE BOND BUYER
___ 627 EIU: BUSINESS INTL
___ 630 LOS ANGELES TIMES
___ 631 BOSTON GLOBE
___ 632 CHICAGO TRIBUNE
___ 633 PHILADELPHIA INQUIRER
___ 634 SAN JOSE MERCURY
___ 635 BUSINESS DATELINE
___ 636 PREDICASTS INC
___ 637 JOURNAL OF COMMERCE
___ 638 NEWSDAY
___ 639 HOUSTON POST
___ 640 CHRONICLE PUB CO
___ 641 ROCKY MOUNTAIN NEWS
___ 642 CHARLOTTE OBSERVER
___ 644 USA TODAY UPDATE
___ 645 CURRENT DIGEST OF SOVIET PRESS                   R93
___ 646 CONSUMER REPORTS FULLTEXT
___ 647 MAGAZINE ASAP
___ 648 TRADE & INDUSTRY ASAP
___ 649 NEWSWIRE ASAP
___ 650 TAX NOTES TODAY
___ 651 U.S. PATENTS
___ 652 U.S. PATENTS
___ 653 U.S. PATENTS
___ 654 U.S. PATENTS
___ 655 BNA DAILY NEWS
___ 656 BNA NEWSLETTERS
___ 657 TRADEMARKSCAN-FRANCE

FILE LIST

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 . . select files+

___ 658 TRADEMARXSCAN-BENELUX
___ 659 TRADEMARKSCAN-DENMARK
___ 660 FEDERAL NEWS SVC
___ 661 TRADEMARKSCAN-SWITZERLAND
___ 662 TRADEMARKSCAN-AUSTRIA
___ 663 TRADEMARKSCAN-MONACO
___ 664 SRC1 PATENTS
___ 665 FED ACQ REGS (FARS)
___ 666 FEDERAL PROCUREMENT DATA CNTR
___ 667 CONGRESSIONAL RECORD
___ 668 CFR
___ 669 FEDERAL REGISTER
___ 671 TRADEMARKSCAN-INTERNATIONAL REGISTER
___ 672 TRADEMARKSCAN-GERMANY
___ 673 TRADEMARKSCAN-ITALY
___ 674 COMPUTER NEWS FULLTEXT
___ 675 COMPUTER ASAP
___ 677 TRADEMARKSCAN-LEICHTENSTEIN
___ 680 CENDATA MENU
___ 681 DBC MENU
___ 682 BUSINESS CONNECTION
___ 683 AIAA CONNECTION PARKING FILE
___ 684 DIALOG COMPANY THESAURUS
___ 686 DATA-STAR LINK
___ 687 WESTLAW GATEWAY SVC
___ 688 DIALOG SRC1 PARKING
___ 689 DIALOG MENUS2 PARKING FILE
___ 690 MHNEWS
___ 692 DIALOG MENUS PARKING
___ 693 VU/TEXT INTERFACE PARKING FILE
___ 694 CBD MENU
___ 695 USA TODAY DECISIONLINE
___ 696 PREDICASTS INC
___ 697 DIALOG TEXTLINE PARKING FILE
___ 698 COMPUSERVE NEWS
___ 699 DIALOG / MONEYCENTER
___ 700 DIALORDER FILE
___ 701 ST PAUL PIONEER
___ 702 MIAMI HERALD
___ 703 USA TODAY
___ 704 OREGONIAN
___ 705 ORLANDO SENTINEL
___ 706 NEW ORLEANS TIMES
___ 707 SEATTLE TIMES
___ 708 AKRON BEACON JOURNAL
___ 709 RICEMOND NEWS LEADER
___ 710 TIMES NEWSPAPERS
___ 711 INDEPENDENT
___ 712 PALM BEACH POST

FILE LIST

Printed 12/19/94 15:00 (& FILE_LIST)
 . . select files+

___ 713 ATLANTA JOURNAL
___ 714 BALTIMORE SUN
___ 715 CHRISTIAN SCIENCE
___ 716 DAILY NEWS OF L.A.
___ 717 WASHINGTON TIMES
___ 718 PITTSBURGH POST-GAZETTE
___ 719 ALBANY TIMES-UNION
___ 720 THE STATE
___ 721 LEXINGTON HRLD-LDR
___ 722 CINCI & KENTUCK POST
___ 723 WICHITA EAGLE
___ 724 STAR TRIBUNE
___ 725 CLEVE PLAIN DEALER
___ 726 SOUTH CHINA MORNING POST
___ 727 CANADIAN NEWSPAPERS
___ 728 EVENTLINE (REFR 3)
___ 729 DIALOG HEADLINES
___ 731 PHILA DAILY NEWS
___ 732 SAN FRANCISCO EXAMINER
___ 733 BUFFALO NEWS
___ 734 DAYTON DAILY NEWS
___ 735 ST PETERSBURG TIMES
___ 736 SEATTLE P-I
___ 737 ANCHORAGE DAILY NEWS
___ 738 MORNING CALL
___ 739 FRESNO BEE
___ 740 COMMERCIAL APPEAL
___ 741 VIRGINIA PILOT
___ 742 WISC ST JO/CAP TMS
___ 743 THE RECORD (NJ)
___ 746 TIME PUBLICATIONS
___ 747 DAILY PRESS
___ 748 ASIA PAC BUS JRNALS
___ 751 DATAPRO SOFTW DIR
___ 752 DATAPRO PROD SPECS
___ 761 DATAMONITOR
___ 762 EUROMONITOR
___ 763 FREEDONIA
___ 764 BUSINESS COMMUNICAT
___ 765 FROST & SULLIVAN MKT INTELLIGENCE
___ 771 REUTERS AMERICA
___ 772 REUTERS AMERICA
___ 773 REUTERS AMERICA
___ 774 REUTERS AMERICA
___ 775 REUTERS AMERICA
___ 776 REUTERS AMERICA
___ 777 REUTERS AMERICA
___ 778 TEXTLINE JOURNALS
___ 781 SRC1 BUS JRNL

FILE LIST

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 . . select files+

___ 782 SRC1 ORDR MNU
___ 783 FALCONER LIBRARY
___ 784 EPO PATENT IMAGES
___ 791 TEST FILE
___ 799 REUTERS AMERICA
___ 800 SUPERINDEX
___ 802 ONTAP BOSTON GLOBE
___ 803 ONTAP ENERGY SCI & TECH
___ 804 ONTAP CHEM ECONOMICS HNDBK
___ 805 ONTAP COMPUTER DATABASE
___ 806 ONTAP KOMPASS ASIA/PACIFIC
___ 809 ONTAP DMS/FI MKT INTELLIGENCE RPTS
___ 831 TEST FILE CHEMNAME (TM)
___ 832 ONTAP METADEX
___ 835 ARTHUR D LITTLE
___ 836 COMPUSERVE
___ 837 KI NON-BILLABLE MENU FILE
___ 838 KI MENU FILE
___ 839 DMC MENU
___ 840 PAPERCHEM (SUB)
___ 841 DIALOG TEST FILE
___ 842 DIALOG TEST FILE
___ 843 DIALOG TEST FILE
___ 844 DIALOG TEST FILE
___ 845 DIALOG TEST FILE
___ 846 DIALOG TEST FILE
___ 847 MAGAZINE ASAP
___ 848 TRADE & INDUSTRY ASAP
___ 849 DCC MENU
___ 850 DIALOG TEST FILE
___ 851 DIALOG TEST FILE
___ 852 DIALOG TEST FILE
___ 853 DIALOG TEST PILE
___ 854 DIALOG TEST FILE
___ 855 DIALOG TEST FILE
___ 856 BEILSTEIN TEST FILE
___ 857 DIALOG TEST FILE
___ 858 DIALOG TEST FILE
___ 859 DIALOG TEST FILE
___ 860 DIALOG TEST FILE
___ 861 DIALOG TEST FILE
___ 862 DIALOG TEST FILE
___ 863 DIALOG TEST FILE
___ 864 DIALOG TEST FILE
___ 865 DIALOG TEST FILE
___ 866 DIALOG TEST FILE
___ 867 DIALOG TEST FILE
___ 868 TESTFILE - BEILSTEIN ONLINE
___ 869 CROSSTAB TEST FILE

FILE LIST

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 . . select files+

___ 870 DISCLOSURE
___ 871 S&P CORPORATION
___ 872 CURRENT CONTENTS TEST FILE
___ 873 DIALOG TEST FILE
___ 874 DIALOG TEST FILE
___ 875 SCISEARCH TEST FILE
___ 876 DIALOG TEST FILE
___ 877 DIALOG TEST FILE
___ 878 DIALOG TEST FILE
___ 879 DIALOG TEST FILE
___ 880 DIALOG TEST FILE
___ 881 TESTFILE - INVESTEXT
___ 882 DIALOG TEST FILE
___ 883 DIALOG TEST FILE
___ 884 DIALOG TEST FILE
___ 885 DIALOG TEST FILE
___ 886 DIALOG TEST FILE
___ 887 DIALOG TEST FILE
___ 888 CHEM-INTELL
___ 889 DIALOG TEST FILE
___ 890 DIALOG TEST FILE
___ 891 WPIL
___ 892 WPAT LEARNING FILE
___ 893 DIALOG TEST FILE
___ 894 DIALOG TEST FILE
___ 895 WPI MARKUSH
___ 896 TEST FILE - ICC INT'L
___ 897 APIBIZ
___ 898 DIALOG TEST FILE
___ 899 DIALOG TEST FILE
___ 900 USIA/CALSPAN
___ 902 MOODY'S CORPORATE NEWS U.S.
___ 903 MOODY'S CORPORATE NEWS INTL
___ 904 HNRIMS                                           R92
___ 905 MOODY'S CORPORATE PROFILS
___ 906 NTIS TAPE OUTPUT                                 R94
___ 907 WATERWAYS EXPERIMENTAL STATION                   R92
___ 908 AB ABSTRA PRIVATE FILE
___ 909 U.S. STEEL
___ 910 MONSANTO MENU FILE
___ 911 DRUG REGISTRY
___ 912 DRUG FILE 83-PRES
___ 913 DRUG FILE CS
___ 914 KINOKUNIYA
___ 915 ARTHUR D. LITTLE ONLINE
___ 916 DUN'S MARKET IDENTIFIERS
___ 917 MILLION DOLLAR DIRECTORY
___ 918 D&B PRINCIPAL INTL IDENTIFIERS
___ 919 D&B DUN'S FINANCIAL RECORDS

FILE LIST

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___ 920 U.S. FISH & WILDLIFE                              R92
___ 922 ASIA/PACIFIC DMI
___ 923 CLAIMS/COMPREHENSIVE I
___ 924 CLAIMS/CDB
___ 925 CLAIMS/CDB
___ 926 OPINION BANK
___ 927 ELECTRIC POWER
___ 928 PHARMAPROJECTS
___ 929 MET/GEOASTRO ABS
___ 930 BMA                                               R92
___ 931 ELECTRONIC BUS DIR
___ 932 LIVINGSTON PRODUCTIONS
___ 933 US BUREAU OF PRINTING & ENGRAVING
___ 934 W L GORE & ASSOCIATES, INC.
___ 935 EM/DIOL
___ 936 US FISH & WILDLIFE/ALASKA
___ 937 INTL LISTING SVC
___ 938 AT&T BUSINESS MKT DVLPMNT
___ 939 US FISH & WILDLIFE NATL COAST ECOSYS
___ 940 UNIV OF SOUTHERN MAINE
___ 941 AT&T LONG LINES
___ 942 CLAIMS/COB
___ 943 SRI NETWORK INFO CENTER
___ 944 MCGRAW-HILL
___ 945 WPIMJ
___ 946 WPILMJ
___ 947 ALLIED CORPORATION                                R91
___ 948 DMS MIR TRAINING DIV                              R90
___ 949 INTL AGRICULTURAL DVLPMNT
___ 950 WPIM
___ 951 WPILM
___ 952 SRI BUSINESS INTELLIGENCE
___ 953 APIPAT
___ 954 APILIT
___ 955 FRITO-LAY                                         R92
___ 956 RIT-ITPAIS                                        R90
___ 957 DEPT OF INTERIOR/FISH & WILDLIFE                  R92
___ 958 NTIA
___ 959 CEH ONLINE
___ 960 CRIS RESTRICTED ACCESS
___ 961 DEPT OF HEALTH & HUMAN SVCS LIBRARY
___ 963 DUN'S MARKET IDENTIFIERS
___ 964 AWWA
___ 965 DEERE & COMPANY
___ 966 PGA-STARS
___ 967 WELDING INSTITUTE FUMABS
___ 968 MARTINDALE
___ 969 GENERAL FOODS-TARRYTOWN
___ 970 PERKINS-ELMER

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FILE LIST

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___ 971 CANADIAN DMI
___ 972 JAPAN TECHNOLOGY
___ 973 NSF/CAPITAL SYSTEMS GROUP
___ 974 DIALOG / RS PARKING
___ 975 CBMI
___ 976 IMSWORLD NPL PHARM
___ 977 AIR PRODUCTS TRANSCRIPTS
___ 978 ICI AMERICAS INC
___ 979 HALIFAX MARITIME LIBRARY
___ 980 PTS A/DM&T                                       R92
___ 981 SRI                                              R92
___ 982 ARMY ENGINEERS
___ 983 GENERAL FOODS WHITE PLAINS                       R92
___ 984 DMS/FI CONTRACTORS                               R93
___ 985 MAINE STATE LIBRARY
___ 986 PETROLEUM EXPLORATION & PRODUCTION
___ 987 PETROLEUM EXPLORATION & PRODUCTION
___ 988 DMS MARKET INTELLIGENCE REPORTS
___ 989 KAISER-ALUMINUM WIRE
___ 990 KAISER-AVONDALE
___ 991 UNIV OF NEW MEXICO
___ 992 IHS PRIVATE FILE
___ 993 CORNING GLASS #2
___ 994 CORNING
___ 995 FEIS
___ 996 WEYERHAEUSER
___ 997 NIE CURRENT PROJECTS
___ 998 DIALTECH
___ 999 FBM

December 6, 1995

Bruce Johnson
Vice President & Chief Financial Officer
Telebase Systems, Inc.
435 Devon Park Drive
Wayne, PA 19087

Dear Bruce:

This letter will serve to summarize our discussions of the past week in which we have agreed that per the 1995-1997 contract between Knight-Ridder Information, Inc. and Telebase Systems, Inc. dated January 25, 1995, Telebase will continue with the open access plan, but that contrary to the contract stipulated [* * * *] fee increase, Telebase will be assessed an [* * * *] increase.

This [* * * *]% increase will be applied to the current monthly open access fee of $[* * * *]. Thus, Telebase will be billed monthly in 1996 an open access fee of $[* * * *], or $[* * * *] for the year. Discounts applied to output charges will remain as per the original agreement.

We at Knight-Ridder Information, Inc. are delighted to have concluded this 1996 adjustment and I look forward to meeting with you on the 21st to see how we might work even more closely in the coming year.

Enclosed are two originals of this letter. Please affix your signature to each, return one to me forthwith and retain the other for your records. If I can be of further help, let me know. In any case, we should plan to speak again in preparation for the 21st.

Sincerely,

Hal Espo
Sr. Director Strategic Alliances

For Telebase Systems, Inc.
                                                     ---------------------------
DATE:                                                Bruce Johnson
      -----------------------

Mr. Brian O'Connor
Telebase Systems, Inc.
435 Devon Park Drive
Suite 600
USA - Wayne, PA 19087

Berne, June 2, 1995
oc/fz/1385fzoc

Dear Brian,

We are pleased to confirm our new pricing agreement as follows:

Knight-Ridder Information AG is providing its services to Telebase Systems, Inc. starting April 1, 1995

- -    based on the Dollar price list

- -    with the additional off peak discount of $[* * * *] respectively $[* * * *]
     per hour

- -    an additional [* * * *]% discount on the usage of our on-line services excluding Derwent databases and telecommunications.

All prices do not include eventual US taxes.

Yours sincerely,

Knight-Ridder Information AG

Heinz Ochsner